Exhibit 99.2

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON SEPTEMBER 29, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CIMAREX ENERGY CO. The undersigned hereby appoints Thomas E. Jorden, G. Mark Burford and Francis B. Barron, and each of them, with power to act without the others and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Cimarex Energy Co. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held virtually via the Internet at www.viewproxy.com/cimarexsm/2021, at 9:00 a.m., Mountain Daylight Time, on September 29, 2021, or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. IN ADDITION, YOUR PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. (Continued, and to be marked, dated and signed, on the other side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Joint Proxy Statement/Prospectus are available at www.viewproxy.com/cimarexsm/2021

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone CONTROL NUMBER Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. _____________________________________________________________ Signature _____________________________________________________________ Signature (if held jointly) Date: ____________________________________________________, 2021 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS 1. To adopt the Agreement and Plan of Merger, dated as of May 23, 2021, as amended on June 29, 2021 (as it may be further amended from time to time, the “merger agreement”), among Cabot Oil & Gas Corporation (“Cabot”), Double C Merger Sub, Inc. (“Merger Sub”) and Cimarex Energy Co. (“Cimarex”), providing for the acquisition of Cimarex by Cabot pursuant to a merger between Merger Sub, a wholly owned subsidiary of Cabot, and Cimarex (the “merger”). 2. To adopt an amendment to Cimarex’s Amended and Restated Certificate of Incorporation relating to Cimarex’s 8 1/8% Series A Cumulative Perpetual Convertible Preferred Stock, par value $0.01 per share (“Cimarex preferred stock”), that would give the holders of Cimarex preferred stock the right to vote with the holders of Cimarex common stock as a single class on all mat- ters submitted to a vote of such holders of Cimarex common stock, to become effective no later than immediately prior to consum- mation of the merger. 3. To approve, by a non-binding advisory vote, certain compensation that may be paid or become payable to Cimarex’s named exec- utive officers that is based on or otherwise relates to the merger contemplated by the merger agreement. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote “FOR” Proposals 1, 2 and 3. CONTROL NUMBER INTERNET Vote Your Proxy on the Internet: Go to www.AALvote.com/XECSM Have your proxy card available when you access the above  website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN